                       -----------------------------------
                       Office of the United States Trustee
                       -----------------------------------

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In re:
                                           DEBTOR IN POSSESSION OPERATING REPORT
SCOOP, INC., a Delaware corporation
                                           Report Number:  1         Page 1 of 3
                                                          ---
                                Debtor.    For the period FROM:        8/1/98
                                                               -----------------
                                                            TO:        8/31/98
                                                               -----------------
----------------------------------------
Chapter 11 Case No:
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)
     A.  Related to Business Operations:
         Gross Sales                                                    267507.43
                                                                        --------------------
         Less: Sales Returns and Discounts                                       0.00
                                                                        --------------------
              Net Sales                                                                      267507.43
                                                                                             --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost     NO INVENTORY                   N/A
                                                                        --------------------
         Add: Purchases                                                 N/A
                                                                        --------------------
         Less: Ending Inventory at Cost                                 N/A
                                                                        --------------------
              Cost of Goods Sold                                                             155,460.54
                                                                                             --------------------
                  Gross Profit                                                                                    112,046.89
                                                                                                                  ------------------
                  Other Operating Revenues (Specify)                                                                         0.00
                                                                                                                  ------------------
         Less: Operating Expenses:
         Officer Compensation                                           21,666.68
                                                                        --------------------
         Salaries and Wages -- Other Employees                          43,033.05
                                                                        --------------------
              Total Salaries and Wages                                                       64,699.73
                                                                                             --------------------
              Employee Benefits and Pensions                                                      598.35
                                                                                             --------------------
         Payroll Taxes                                                    3,356.31
                                                                        --------------------
         Real Estate Taxes
                                                                        --------------------
         Federal and State Income Taxes
                                                                        --------------------
              Total Taxes                                                                      3,356.31
                                                                                             --------------------
         Rent and Lease Exp. (Real Property and Personal Property)          532.54
                                                                        --------------------
         Interest Expense (Mortgage, Loan, etc.)                            481.18
                                                                        --------------------
         Insurance
                                                                        --------------------
         Automobile Expense
                                                                        --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             1,851.41
                                                                        --------------------
         Depreciation and Amortization
                                                                        --------------------
         Repairs and Maintenance
                                                                        --------------------
         Advertising
                                                                        --------------------
         Supplies, Office Expenses, Photocopies, etc.                     5,746.05
                                                                        --------------------
         Bad Debts
                                                                        --------------------
         Miscellaneous Operating Expenses (See attached)                14,655.02
                                                                        --------------------
              Total Operating Expenses                                                       91,920.l59
                                                                                             --------------------
                  Net Gain/Loss from Business Operations                                                          20,126.30
                                                                                                                  ------------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                             --------------------
              Other Non-Operating Revenues (Specify)
                                                                                             --------------------
              Gross Proceeds on Sale of Assets (Deposit on Sale)        50,000
                                                                        --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                        --------------------
                  Net Gain/Loss of Sale of Assets                                            50,000
                                                                                             --------------------
              Total Non-Operating Income                                                                          50,000
                                                                                                                  ------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Lobel & Opera)                                    54,883.43
                                                                                             --------------------
              Other Non-Operating Expenses (photocopy charge)*                                 1,789.30
                                                                                             --------------------
              Total Non-Operating Expenses                                                                        56,672.73
                                                                                                                  ------------------
     NET INCOME / LOSS FOR PERIOD                                                                                 13,453.57
                                                                                                                  ------------------


--------------------------------------------------------------------------------
Revised April 1989               OPERATING REPORT                          UST-4
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

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       DEBTOR IN POSSESSION OPERATING REPORT NO: ___1__              Page 2 of 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                     --------------------------------- ------------------------------
                                                     Accounts Payable                  Accounts Receivable
                                                     --------------------------------- ------------------------------
                                                     --------------------------------- ------------------------------
     Current            Under 30 Days                106,331.83                        183,815.52
                                                     --------------------------------- ------------------------------
     Overdue            31 - 60 Days                                                   101,262.22
                                                     --------------------------------- ------------------------------
     Overdue            61 - 90 Days                                                    35,942.51
                                                     --------------------------------- ------------------------------
     Overdue            91 - 120 Days                                                   32,553.96
                                                     --------------------------------- ------------------------------
     Overdue            Over 121 Days
                                                     --------------------------------- ------------------------------
     TOTAL                                           106,331.83                        353,574.21
                                                     --------------------------------- ------------------------------

3. State of Status of Payments to Secured Creditors and Lessors:

   ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
                                        Frequency                                                     Post-Petition
                                     of Payments Per         Amount             Next               Payments Not Made*
             Creditor/              Contract / Lease         of Each          Payment
              Lessor                (i.e., mo., qtr.)        Payment            Due               Number            Amount
   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------
   Village Plaza Associates       mo                     7,607            9/1/98            1                 7,607
   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   *Explanation for Non-Payment: Lack of funds.  The hearing on the sale of assets was heard 8/31/98 and the proceeds from the sale have not been disbursed to the Debtor.
                                 -----------------------------------------------

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4.       Tax Liability:

            Gross Payroll Expense for Period:        $   3,356.31

                                             ---------------------

            Gross Sales for Period Subject to Sales Tax$
                                                         76,893.85

                                             ---------------------

                                                   ---------------------- ----------------------- --------------------
                                                                                                      Post-Petition
                                                                                                       taxes Still
                                                         Date Paid             Amount Paid*               Owing
                                                   ---------------------- ----------------------- --------------------
  Federal Payroll and Withholding Taxes            9/21/98                $18,497.87              $4.10
                                                   ---------------------- ----------------------- --------------------
  State Payroll and Withholding Taxes              9/21/98                  3,405.39                0.00
                                                   ---------------------- ----------------------- --------------------
  State Sales and Use Taxes                        9/28/98                  5,959.00                0.00
                                                   ---------------------- ----------------------- --------------------
  Real Property Taxes
                                                   ---------------------- ----------------------- --------------------

   * Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

   ** Attached receipt for payment of payroll taxes in the amount of $21,677.43 includes payroll tax deposit for final payroll at 9/15/98. $3,179.56 is for September period.

5.       Insurance Coverage:
SEE ATTACHED SCHEDULE

                                                   ------------------- ------------------ ------------------ ----------------
                                                       Carrier /            Amount             Policy             Premium
                                                         Agent                of             Expiration        Paid Through
                                                          Name             Coverage             Date               Date
                                                   ------------------- ------------------ ------------------ ----------------
  Worker's Compensation
                                                   ------------------- ------------------ ------------------ ----------------
  Liability
                                                   ------------------- ------------------ ------------------ ----------------
  Fire and Extended Coverage
                                                   ------------------- ------------------ ------------------ ----------------
  Property
                                                   ------------------- ------------------ ------------------ ----------------
  Theft
                                                   ------------------- ------------------ ------------------ ----------------
  Life (Beneficiary:                           )
                        ----------------------     ------------------- ------------------ ------------------ ----------------
  Vehicle
                                                   ------------------- ------------------ ------------------ ----------------
  Other (Specify):
                        ----------------------     ------------------- ------------------ ------------------ ----------------

    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

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       DEBTOR IN POSSESSION OPERATING REPORT NO: _____              Page 3 of 3
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6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            / / Yes       Explain:
                                  ----------------------------------------------
            / / No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


            / / Yes       Explain:
                                  ----------------------------------------------
            / / No

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

           ---------------------------------------- ------------------------------ --------------------------
                                                            State Type of                 Total Post-
                                                            Professional                Petition Amount
                    Name of Professional             (Attorney/Accountant/etc.)             Unpaid
           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (ATTACH SEPARATE SHEET IF NECESSARY)

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9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
              Quarterly           Total                                                                                  Quarterly
                Period        Disbursements       Quarterly           Date             Amount            Check           Fee Still
                Ending         For Quarter           Fee              Paid              Paid              No.              Owing
           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

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

I, (Name/Title: Kristy Allan, Chief Accounting Officer),
                ----------------------------------------
declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: September 24, 1998
      --------------------------

                                       /s/ Kristy Allan
                                      ------------------------------------------
                                        Debtor in Possession or Trustee